UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2010

CHINA SHESAYS MEDICAL COSMETOLOGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-144888	01-0660195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Sichuan SHESAYS Cosmetology Hospital Co., Ltd.
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China 610041
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (86)-028-8548-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

OTHER EVENTS

On December 27, 2010, China SHESAYS Medical Cosmetology Inc. (the "Company") issued a press release announcing that it has recently introduced the CEREC AC porcelain teeth 3D restoration robot at its flagship hospital in Chengdu, becoming the first medical cosmetology company in China to utilize this cutting-edge dental instrument for its cosmetic dentistry procedures. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 is being furnished and shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHESAYS MEDICAL COSMETOLOGY INC.

Date: December 27, 2010

By: /s/ Yixiang Zhang
      Name: Yixiang Zhang
      Title: Chief Executive Officer

EXHIBIT INDEX
Form 8-K

Filed
Exhibit			By
No.	Description	Herewith	Reference
99.1	Press Release.	X